TRANSAMERICA VALUE VARIABLE ANNUITYSM
Issued by

TRANSAMERICA LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VA DD
And

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
TFLIC SEPARATE ACCOUNT B

Supplement Dated July 9, 2026
to the
Prospectus dated May 1, 2026

Effective immediately, the Appendix - Investment Options Available Under the Policy has been revised to reflect the following information:

Investment Objective	Underlying Fund Portfolio and Adviser/Sub-adviser	Current Expenses	Average Annual Total Returns (as of 12/31/25)
			1 year	5 years	10 years
Seeks to provide long-term capital appreciation.	Vanguard® VIF Small Company Growth Portfolio Advised by: Vanguard Portfolio Management; Sub-Advised by: T. Rowe Price Associates, Inc.	0.32%*	6.11%	3.81%	9.61%
*The Current Expenses are expected to increase from 0.29% to 0.32%.

Effective on or about July 29, 2026,  based on changes to the underlying portfolios, the Appendix: Investment Options Available Under the Policy is revised to reflect the following change:

Current Portfolio Name	New Portfolio Name
Vanguard® VIF Mid-Cap Index Portfolio	Vanguard® VIF Morningstar Mid-Cap Index Portfolio

There is no change to the portfolio’s investment objective or investment advisor.

This Supplement updates certain information in the above referenced Prospectus (the ‘‘Prospectus’’). Except as indicated in this Supplement, all other information included in the Prospectus remains unchanged. We will send you another copy of the applicable Prospectus or any supplement without charge upon request. Please contact our Administrative Office referenced in the Prospectus.

This Supplement must be accompanied or preceded by the applicable Prospectus.
Please read this Supplement carefully and retain it for future reference.